Filed Pursuant to Rule 497(k)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS
Brookfield Global Listed Infrastructure Fund
(the “Fund”)

Supplement dated October 29, 2024,
to the Fund’s Summary Prospectus, dated April 29, 2024

Update to Portfolio Management Team

Brookfield Public Securities Group LLC (the “Adviser”), the investment adviser and administrator to the Fund, will implement certain changes to the Fund’s portfolio management team. Effective March 31, 2025, Mr. Leonardo Anguiano, will be leaving the Adviser and no longer serve as a Co-Portfolio Manager of the Fund. In addition, effective immediately, Mr. Andrew Alexander will join Messrs. Leonardo Anguiano and Thomas Miller as a Co-Portfolio Manager of the Fund. Prior to Mr. Anguiano’s departure, each will share primary responsibility for overseeing the day-to-day management of the Fund.

Effective immediately, on page 8 of the Summary Prospectus, the portfolio manager disclosure under the heading “Management,” is deleted and replaced with the following:

“Portfolio Managers: Leonardo Anguiano, Managing Director and Portfolio Manager, Tom Miller, CFA, Managing Director and Portfolio Manager, and Andrew Alexander, Director and Portfolio Manager, each of Brookfield Public Securities Group LLC, serve as Co-Portfolio Managers for the Fund. Messrs. Anguiano, Miller and Alexander have served as Co-Portfolio Managers of the Fund since September 2016, March 2019 and October 2024, respectively.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Fund’s Summary Prospectus.

Please retain this Supplement for reference.

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